HIGHLAND FUNDS II

Highland Global Allocation Fund

(the “Fund”)

Class A – Ticker: HCOAX

Class C – Ticker: HCOCX

Class R – Ticker: HCORX

Class Y – Ticker: HCOYX

Supplement dated December 1, 2014 to the Prospectus and Statement of Additional Information (“SAI”) for the Fund, each dated February 1, 2014, as supplemented from time to time.

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

The following paragraph is added to the section entitled “Principal Investment Strategies” in the summary section of the Prospectus for the Fund:

“The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.”

The following paragraph is added to the section entitled “Principal Risks” in the summary section of the Prospectus for the Fund:

“Leverage Risk is the risk associated with the use of leverage for investment purposes to create opportunities for greater total returns. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.”

The heading “Additional Information About Principal Investment Strategies” under “More on Strategies, Risks and Disclosure of Portfolio Holdings” in the Prospectus is replaced with “Additional Information About Principal and Other Investment Strategies.”

The first paragraph under “Additional Information About Principal Investment Strategies” in the Prospectus is deleted in its entirety and replaced with the following:

“A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”) and on the Funds’ website (www.highlandfunds.com). In addition to each Fund’s principal investment strategies described earlier in this Prospectus, a Fund is permitted to use other securities, non-principal investment strategies and techniques in pursuit of its investment objective, as described below and in the Funds’ SAI. No Fund is under any obligation to use any of these techniques or strategies at any given time or under any particular economic condition. Certain instruments and investment strategies may expose the Funds to other risks and considerations, which, with respect to principal risks, are discussed in this Prospectus and, with respect to non-principal risks, are discussed in the Funds’ SAI. Any reference to investments made by a Fund includes those that may be made both directly by a Fund and indirectly by a Fund (e.g., through derivatives and other pooled investment vehicles (including ETFs)).”

The section entitled “Leveraged Investment Techniques and Short Positions” under “Additional Information About Principal and Other Investment Strategies” in the Prospectus is deleted in its entirety and replaced with the following:

“Leveraged Investment Techniques and Short Positions. Subject to applicable regulations, each Fund (other than Highland Global Allocation Fund) may employ leverage for short-term purposes such as meeting redemption requests, but not for investment purposes. Highland Global Allocation Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. To the extent a Fund borrows money from a bank, it may be required to post cash and/or securities as collateral to cover the loan until such time as it is repaid.

A Fund that employs leverage or utilizes shorting in its investment strategy may have a market exposure which can range from 150% net long to 50% net short. Such extremes however, will be uncommon. Examples of leveraged investment techniques include: (i) borrowing up to one third of a Fund’s total assets to purchase additional securities for the Fund; and (ii) buying ETFs, closed-end funds or mutual funds (“Underlying Funds”) that are designed to have market exposure that may be inverse to a particular index or that is several times the market exposure of a particular index. A Fund may take a “short position” where the portfolio manager believes that the price of a security or value of an index will decline. A Fund may “short” a particular security by selling the security without owning it at the time of the sale, with the intent of later purchasing the security at a lower price. If the price of the security goes down, the short position will be profitable to the Fund. Conversely, if the price rises the short position will be unprofitable to a Fund. A Fund may also gain short exposure to an index by buying an Underlying Fund that has an inverse exposure to the index.”

The following paragraph is added to the section entitled “Additional Information About Principal Risks” under “More on Strategies, Risks and Disclosure of Portfolio Holdings” in the Prospectus:

“Leverage Risk: When deemed appropriate by the Adviser and subject to applicable regulations, Highland Global Allocation Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser full exposure to movement in the price of those underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent Highland Global Allocation Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of Highland Global Allocation Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, Highland Global Allocation Fund’s use of leverage would result in a lower rate of return than if Highland Global Allocation Fund were not leveraged.

If the amount of borrowings that Highland Global Allocation Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of Highland Global Allocation Fund’s portfolio will have disproportionately large effects in relation to Highland Global Allocation Fund’s capital and the possibilities for profit and the risk of loss will therefore be increased. Any investment gains made with the additional monies borrowed will generally cause the NAV of Highland Global Allocation Fund to rise more rapidly than would otherwise be the case. Conversely, if the investment performance of the investments acquired with borrowed money fails to cover their cost to Highland Global Allocation Fund, the NAV of Highland Global Allocation Fund will generally decline faster than would otherwise be the case. If Highland Global Allocation Fund employs leverage, the Adviser will benefit because Highland Global Allocation Fund’s average daily managed assets will increase with leverage and the Adviser is compensated based on a percentage of average daily managed assets.

Under the terms of any credit facility, Highland Global Allocation Fund may be required to, among other things, pledge some or all of its assets, limit its ability to pay distributions in certain circumstances, incur additional debts and engage in certain transactions. Such agreements could limit Highland Global Allocation Fund’s ability to pursue its investment strategies. The terms of any loan agreement could be more restrictive than those described.”

The first sentence under “Certain Investment Techniques, Derivatives Risk and Leverage Risk” in the section entitled “Investment Strategies and Risks” in the SAI is deleted and replaced with the following:

“When the Adviser or Sub-Adviser, as applicable, of a Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in a Fund may be more volatile than investments in other mutual funds.”

The following paragraph is added to the section entitled “Investment Strategies and Risks” in the SAI:

“Borrowing. Highland Global Allocation Fund may borrow money from banks (including its custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires Highland Global Allocation Fund maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, Highland Global Allocation Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. Highland Global Allocation Fund will not make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets (including the amount borrowed). To reduce its borrowings, Highland Global Allocation Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, Highland Global Allocation Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by Highland Global Allocation Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.”

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND SAI FOR FUTURE

REFERENCE.

HFII-SUP-12/1/14